UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2008

FMC Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road

Houston, Texas 77067

(Address, Including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 591-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On July 14, 2008, John Bean Technologies Corporation began making presentations to the equity investment community in connection with its upcoming spin-off from FMC Technologies, Inc. A copy of the presentation materials is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information in this report and Exhibit 99.1 attached hereto are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 8.01.	OTHER EVENTS.

On July 14, 2008, FMC Technologies, Inc. issued a press release including an announcement that it will distribute all of John Bean Technologies Corporation’s common stock on July 31, 2008 to the FMC Technologies, Inc. shareholders of record as of July 22, 2008. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

99.1	John Bean Technologies Corporation Presentation
99.2	FMC Technologies, Inc. Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

	By:	/s/ William H. Schumann, III
Dated: July 14, 2008	Name:	William H. Schumann, III
	Title:	Executive Vice President and Chief Financial Officer

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